Exhibit 10.15

BOOSTER PARENT HOLDINGS, INC.

2021 STOCK INCENTIVE PLAN

1.
Purpose of the Plan

The purpose of the Plan is to aid the Company and its Subsidiaries and Affiliates in recruiting and retaining key employees, directors, other service providers, or independent contractors and to motivate such employees, directors, other service providers, or independent contractors to exert their best efforts on behalf of the Company and its Subsidiaries and Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors, other service providers, or independent contractors will have in the welfare of the Company and its Subsidiaries and Affiliates as a result of their proprietary interest in the Company’s and its Subsidiaries’ and Affiliates’ success.

2.
Definitions

Capitalized terms used but not otherwise defined in the Plan shall have the respective meanings set forth in Exhibit A hereto. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Stockholders Agreement.

3.
Shares Subject to the Plan
(a)
Subject to Section 9 of the Plan, the total number of Shares which may be issued under the Plan is 5,462,640 (the “Share Pool”). The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the settlement, cancellation, or termination of an Award, or the withholding or net settlement of Shares in payment of the Option Price or SAR Base Price or applicable withholding or other applicable taxes relating to an Award, shall reduce the total number of Shares available under the Plan, as applicable (with any Awards settled in cash reducing the total number of Shares by the number of Shares determined by dividing the cash amount to be paid thereunder by the Fair Market Value of one Share on the date of payment). Shares which are subject to Awards or portions of Awards which are canceled, forfeited or terminated, otherwise expire by their terms without being exercised, or terminate or lapse without the payment of consideration may be granted again subject to Awards under the Plan. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Share Pool.
(b)
Agreements Evidencing Awards. Each Award granted under the Plan shall be evidenced by an Award Agreement, which shall contain such provisions and conditions as the Committee deems appropriate; provided, that, except as otherwise expressly provided in an Award Agreement, if there is any conflict between any provision of the Plan and an Award Agreement, the provisions of the Plan shall govern. Unless otherwise provided herein, the Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under the Plan. By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.
4.
Administration
(a)
Generally. Subject to Section 4(f) of the Plan, the Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof. Additionally, the Committee may delegate the authority to grant Awards under the Plan to any employee or group of employees of the Company or any of its Subsidiaries or Affiliates; provided, that such delegation and grants are consistent with applicable law and guidelines established by the Board from time to time. Any delegation hereunder shall be subject to any restrictions and limits that the Committee may specify at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegate.

(b)
Powers. Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan to, without limitation:
(i)
correct any defect or supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and, to the extent the Committee deems necessary or desirable, without the consent of any Participant;
(ii)
exercise all of the powers granted to it under the Plan;
(iii)
construe and interpret the Plan and any Award Agreement;
(iv)
amend the Plan to reflect changes in applicable law, subject to the limitations imposed by Section 13 and Section 19 of the Plan;
(v)
grant Awards and determine who shall receive Awards, when such Awards shall be granted and establish the terms and conditions of such Awards, consistent with the Plan, including to determine the number of Shares to be covered by each such Award so granted, to approve forms of Award Agreement for such Awards, setting forth provisions with regard to the effect of a termination of Employment on such Awards, and waive any such terms or conditions at any time;
(vi)
instruct (or cause the Company to instruct) the registered office provider of the Company to make the appropriate entries in the register of members of the Company in respect of issuances of Shares pursuant to Awards or otherwise under the Plan;
(vii)
amend any outstanding Award Agreement in any respect, including, without limitation, to (A) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award Agreement), (B) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award shall be restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award Agreement), (C) waive or amend any goals, restrictions or conditions set forth in such Award Agreement, or impose new goals, restrictions and conditions, or (D) reflect a change in the Participant’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities), but, subject to Section 13 of the Plan or as otherwise specifically provided herein, no such amendment shall materially adversely impair the rights of a Participant under an outstanding Award without such Participant’s consent (which consent shall not be unreasonably withheld);
(viii)
to establish, amend and rescind any rules and regulations relating to the Plan, including, without limitation, to determine, at any time, in accordance with Section 13 of the Plan, whether, to what extent and under what circumstances and method or methods:
(A)
Awards may be (1) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement shall have on the Participant’s Award, including the effect on any repayment provisions under the Plan or Award Agreement), (2) exercised or (3) canceled, forfeited or suspended, in each of the cases of clauses (1) and (2), subject to Section 6 and Section 7 of the Plan, as applicable;
(B)
Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee;

(C)
to the extent permitted under applicable law, loans (whether or not secured by Shares) may be extended by the Company with respect to any Awards; and
(D)
Awards may be settled by the Company or any of its Subsidiaries or Affiliates or any of its or their designees; and
(ix)
to make any determinations that it deems necessary or desirable for the administration of the Plan.
(c)
Taxes. The Committee shall require payment of any amount it may determine to be necessary to withhold for U.S. federal, state, local, non-U.S. or other applicable taxes as a result of the exercise, grant or vesting of an Award, and the Company or any of its Subsidiaries or Affiliates shall have the right and are authorized to withhold any applicable withholding or other applicable taxes with respect to any Award, its exercise, or any payment or transfer under or with respect to the Award and to take such other action(s) as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding or other applicable taxes. The Committee may specify in an Award Agreement or otherwise that the Participant may elect to pay a portion or all of such withholding or other applicable taxes by (i) delivery in Shares or (ii) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant.
(d)
Actions of the Committee. Actions of the Committee, when acting through a committee or the Board, may be taken by (i) the vote of a majority of its members present at a meeting (which may be held telephonically) or (ii) a written instrument signed by a majority of its members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.
(e)
Final and Binding Decisions. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and determinations made in good faith shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries and successors).
(f)
Actions of the Board. Notwithstanding anything to the contrary contained herein (including the delegation of authority to the Committee by the Board), the Board may, in its sole discretion, at any time and from time to time, reserve to itself any or all of the authority and responsibility granted to the Committee herein (including, without limitation, to grant Awards or to act as the administrator of the Plan for any and all purposes). To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.
(g)
Exculpation and Indemnification. No member of the Board or the Committee (each such Person, a “Covered Person”) shall have any liability to any Person (including any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s certificate of incorporation or bylaws (as may be amended from time to time), as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Persons or hold them harmless.
5.
Limitations

No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but, subject to the terms and conditions of the Plan, Awards theretofore granted may remain outstanding beyond that date.

6.
Terms and Conditions of Options
(a)
General. The Committee shall have the right and power to grant to any Participant, subject to the limitation of Section 5 of the Plan, an Option at such Option Price and on such terms and conditions that are consistent with the Plan and established by the Committee. Options granted under the Plan shall be non-qualified stock options for U.S. federal income tax purposes, as evidenced by the applicable Award Agreements, and shall be subject to the terms and conditions hereof and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine.
(b)
Option Price. The Option Price shall be determined by the Committee; provided, that, for the purposes of an Option granted under the Plan to a Participant who is a U.S. taxpayer, in no event will (i) the Option Price be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of an Option that is a Substitute Award, as described in Section 3(a) of the Plan) and (ii) any Option be granted unless the Shares covered by such Option granted constitute “service recipient stock” (within the meaning of Section 409A) with respect to the applicable Participant.
(c)
Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.
(d)
Exercise of Options.
(i)
Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable.
(ii)
For purposes of this Section 6, the exercise date of an Option shall be the later of the date a written notice of exercise, in a form to be provided by the Company from time to time, is received by the Company and, if applicable, the date full payment of the aggregate Option Price for the Shares being purchased upon the exercise of an Option is received by the Company pursuant to clause (A) or (B), as applicable, in the following sentence. The aggregate Option Price for the Shares being purchased upon the exercise of an Option shall be paid to the Company pursuant to one or more of the methods in the following sentence or such other method(s) as designated by the Committee or as otherwise provided in the applicable Award Agreement: (A) in cash or its equivalent (e.g., by check or, if permitted by the Committee, a full recourse promissory note) or (B) to the extent permitted by the Committee in its sole discretion, (w) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for any such period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (i.e., GAAP), (x) if there is a public market for the Shares at such time, to the extent permitted by the Committee in its sole discretion and subject to such rules as may be established by the Committee and applicable law, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased, (y) using a net settlement mechanism whereby the number of Shares delivered upon the exercise of the Option will be reduced by a number of Shares that has a Fair Market Value equal to the aggregate Option Price, or (z) using any combination of the permitted exercise methods; provided, that, in each case, unless otherwise permitted by the Committee, the Participant tenders cash or its equivalent to pay any applicable withholding or other applicable taxes or otherwise elects to pay such withholding as provided for in the applicable Award Agreement.

(iii)
Unless otherwise expressly provided in the applicable Award Agreement, no Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan or specified in the applicable Award Agreement, including the requirement that the Participant tender cash or its equivalent to pay any applicable withholding or other applicable taxes.
(iv)
In addition, the Company shall not be required to issue or deliver any certificate or certificates for or make any entries in the Company’s register of members with respect to Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:
(A)
the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed, if applicable;
(B)
the completion of any registration or other qualification of such Options or Shares under any applicable law, or under the rulings or regulations of the SEC or any other governmental regulatory body which the Committee shall, in its sole discretion, deem necessary or advisable;
(C)
the obtaining of any approval or other clearance from any applicable governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;
(D)
the lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and
(E)
the receipt by the Company of full payment for such Shares subject to the Option, including payment of any applicable withholding or other applicable tax.
(e)
Attestation. Wherever in this Plan or any Award Agreement a Participant is permitted to pay the Option Price or applicable taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.
(f)
Buyout Provisions. The Committee may at any time offer to buy out for payment in cash or Shares an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.
7.
Terms and Conditions of Stock Appreciation Rights
(a)
Grants. The Committee may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof, and on such terms and conditions that are consistent with the Plan and determined by the Committee. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by such Option (or such lesser number of Shares as the Committee may determine), and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award Agreement).
(b)
SAR Base Price. The price per Share under a Stock Appreciation Right (the “SAR Base Price”) shall be determined by the Committee; provided, that, for the purposes of a Stock Appreciation Right granted under the Plan to a Participant who is a U.S. taxpayer, in no event will (i) the SAR Base Price be less than 100% of the Fair Market Value of a Share on the date the Stock Appreciation Right is granted (other than in the case of a Stock Appreciation Right that is a Substitute Award, as described in Section 3(a) of the Plan) and (ii) any Stock Appreciation Right be granted unless the Share in respect of which it is granted constitutes “service recipient stock” (within the meaning of Section 409A) with respect to the applicable Participant.
(c)
Terms of Grant. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise thereof to an amount equal to (i) the excess of (A) the Fair Market Value of one Share on the exercise date over (B) the SAR Base Price times (ii) the number of Shares covered by the Stock Appreciation Right or the portion thereof that is being exercised. Each Stock Appreciation Right granted in connection with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value of one Share on the exercise date over (B) the Option Price times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. Payment to the Participant shall be made in Shares or in cash, or partly in Shares and partly in cash, with any such Shares valued at the Fair Market Value, all as shall be determined by the Committee.
(d)
Exercisability. Stock Appreciation Rights granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall a Stock Appreciation Right be exercisable more than ten years after the date it is granted.
(e)
Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. The date a written notice of exercise is received by the Company shall be the exercise date.
(f)
Limitations. Unless otherwise expressly provided in the applicable Award Agreement, no Participant shall have any rights to dividends or other rights of a stockholder with respect to any Stock Appreciation Right. In addition, the Company shall not be required to issue or deliver any certificate or certificates for Shares subject to any Stock Appreciation Right prior to the fulfillment of all the conditions of Section 6(d)(iv)(A) through Section 6(d)(iv)(E).
8.
Other Stock-Based Awards

The Committee, in its sole discretion, may grant or sell Awards of Shares, Restricted Stock Awards, Restricted Stock Units, and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine (a) to whom and when Other Stock-Based Awards will be made; (b) the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; (c) whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and (d) all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

9.
Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a)
Equity Restructurings. In the event of any change in the outstanding Shares after the Effective Date by reason of any extraordinary Share distribution or split, recapitalization, reclassification, rights offering, split-up or spin-off or any other event that constitutes an “equity restructuring” within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718, the Committee shall adjust the Plan and outstanding Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such event or transaction (or in order to preserve the economic value of the outstanding Awards and the value that may be delivered pursuant to outstanding Awards under the Plan), with such adjustments to be made in such manner as the Committee may determine, in its sole discretion. Such action by the Committee may include: (i) adjustment of the number and kind of Shares or other securities that may be delivered under the Plan; (ii) adjustment of the number and kind of Shares or other securities subject to outstanding Awards; (iii) adjustment of the Option Price or SAR Base Price of outstanding Options or Stock Appreciation Rights, as applicable, or the measure to be used to determine the amount of the benefit payable on an Award; (iv) payment of an amount in cash to the holder of the Award; and/or (v) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Shares (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Shares into a lesser number of Shares (by reclassification or otherwise), the Share Pool under Section 3 of the Plan shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate Option Price, SAR Base Price or other exercise or purchase price therefor.
(b)
Mergers, Reorganizations and Other Corporate Transactions. In the event of any change in the outstanding Shares after the Effective Date by reason of any reorganization, merger, consolidation, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, extraordinary dividend, distribution or return of capital, or other similar corporate transaction or event that affects the Shares such that an adjustment is determined in good faith by the Committee in its sole discretion to be appropriate or desirable (including, without limitation, in order to preserve the economic value of the outstanding Awards and the value that may be delivered pursuant to outstanding Awards under the Plan), the Committee in its sole discretion and without liability to any Person (including any Participant) shall make such substitution or adjustment, if any, as it determines in good faith to be equitable (subject to Section 17 and Section 19 of the Plan), as to (i) the number of Shares or other securities of the Company (or number and kind of other securities or property including cash) with respect to which Awards have or may be granted under the Plan, (ii) the terms of any outstanding Award, including (A) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (B) the Option Price or SAR Base Price and/or (iii) any other affected terms of such Awards.
(c)
Change in Control. In the event of a Change in Control after the Effective Date, (i) if determined by the Committee in the applicable Award Agreement or if otherwise provided for by the Committee pursuant to any written document, any outstanding Awards then held by Participants which are unexercisable or otherwise unvested or subject to lapse restrictions shall automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of immediately prior to the consummation of such Change in Control and (ii) the Committee may (subject to Section 17 and Section 19 of the Plan), but shall not be obligated to, (A) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award, (B) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights, as applicable) over the aggregate Option Price or SAR Base Price, as applicable (and, for the avoidance of doubt, any Options and Stock Appreciation Rights with an Option Price or SAR Base Price, as applicable, that is greater than or equal to the per Share consideration to be paid or Fair Market Value per Share in such Change in Control transaction may be canceled for no consideration), (C) provide for the issuance of substitute awards or the assumption or replacement of such Awards, in each case, that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined in good faith by the Committee in its sole discretion whether by any successor or survivor Person, or a parent entity or Affiliate thereof or (D) provide that for a period of at least seven days prior to the consummation of such Change in Control, such Awards shall be exercisable, to the extent applicable, as to all Shares subject thereto and, to the extent not exercised, the Committee may further provide that upon the consummation of such Change in Control, such Awards shall terminate and be of no further force and effect.
(d)
Other Provisions. After any adjustment made pursuant to this Section 9, the number of Shares subject to each outstanding Award shall be rounded down to the next whole Share. The existence of the Plan, any Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
10.
No Right to Employment or Awards

The granting of an Award under the Plan shall impose no obligation on the Company or any of its Subsidiaries or Affiliates to continue the Employment of a Participant and shall not lessen or affect the Company’s or any of its Subsidiaries’ or Affiliates’ right to terminate the Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. No Award (or payments of amounts received in respect thereof) shall constitute compensation for the purposes of determining any benefits under any benefit plan.

11.
Successors and Assigns

The Plan and any applicable Award Agreement shall be binding on all successors and assigns of the Company and a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

12.
Nontransferability of Awards

Unless otherwise provided in an Award Agreement or the Plan, no Award (or any rights and obligations thereunder) granted to any Person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all Awards (and any rights thereunder) shall be exercisable during the life of the Participant only by the Participant or the Participant’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Participant to transfer any Award to any Person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, other disposition or hedge in violation of the provisions of this Section 12 shall be null and void. All of the terms and conditions of the Plan and the Award Agreements shall be binding on any permitted successors and assigns.

13.
Amendments or Termination

The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) after the initial Public Offering, without the approval of the shareholders of the Company, if such action would (except as is provided in Section 9 of the Plan) increase the Share Pool or (b) without the consent of Participants holding a majority in value of the economic interests, if such action would diminish the rights of the Participants under the Awards theretofore granted to such Participants under the Plan; provided, however, that the Committee may (i) amend the Plan in such manner as it determines in good faith to be necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax consequences to the Company or to Participants) and (ii) amend any terms of, or alter, suspend, discontinue, cancel or terminate any outstanding Awards or the associated Award Agreement; provided, that, except as otherwise may be permitted pursuant to Section 9 of the Plan or as is otherwise contemplated pursuant to the terms of the Award, any such amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of a Participant or any holder or beneficiary with respect to any outstanding Award shall not to that extent be effective without the consent of such affected Participant, holder or beneficiary.

Notwithstanding any provision of the Plan to the contrary, in the event that it is reasonably determined by the Committee that any Award may be subject to Section 409A, the Committee may adopt such amendments to the Plan and the applicable Award Agreements or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Committee determines are necessary or appropriate to (i) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A.

14.
International Participants

With respect to Participants who reside or work outside the United States, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of such local law or to obtain more favorable tax or other treatment for a Participant, the Company or any of its Subsidiaries or Affiliates.

15.
No Trust or Fund Created

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its Subsidiaries or Affiliates and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any of its Subsidiaries or Affiliates pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any of its Subsidiaries or Affiliates.

16.
Choice of Law

The Plan shall be governed by and construed in accordance with the laws of Delaware without regard to conflicts of laws.

17.
Other Laws; Restrictions on Transfer of Shares

The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including any applicable non-U.S. law or regulation) or entitle the Company to recover the same under Section 16(b) of the Exchange Act and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the Participant, holder or beneficiary, as applicable. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company or any of its Subsidiaries or Affiliates, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal and any other applicable securities laws.

18.
Effectiveness of the Plan

The Plan shall be effective as of the Effective Date.

19.
Section 409A

This Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A. Notwithstanding other provisions of the Plan or any Award Agreements thereunder, (i) no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that does not comply with Section 409A and (ii) if a Participant, holding an Award that constitutes “deferred compensation” under Section 409A, is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of the Participant’s “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six-month period elapses, with the balance paid thereafter on the original schedule. A termination of Participant’s Employment shall not be deemed to have occurred for purposes of any provision of the Plan providing for the payment of any amounts or benefits that are subject to Section 409A, upon or following such termination of Employment unless such termination is also a “separation from service” within the meaning of Section 409A. The Company shall use commercially reasonable efforts to implement the provisions of this Section 19 in good faith; provided, that neither the Company, the Committee nor any of the Company’s or any of its Subsidiaries’ or Affiliates’ employees, directors or representatives shall have any liability to the Participants with respect to this Section 19.

20.
Miscellaneous
(a)
Transfers of Employment and Leaves of Absence. For purposes of the Plan, unless the Committee determines otherwise: (i) a transfer of a Participant’s Employment without an intervening period of separation among the Company and any of its Subsidiaries or Affiliates shall not be deemed a termination of Employment; and (ii) a Participant who is granted a leave of absence in writing or who is entitled to a statutory leave of absence shall be deemed to have remained in the Employment of the Company (or such Subsidiary or Affiliate, as applicable) during such leave of absence.
(b)
Right of Offset. The Company shall have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement; provided, that the Participant is first offered the opportunity to pay cash for such outstanding amounts. Notwithstanding the foregoing, the Committee shall have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan, in respect of any Award, or in respect of any non-qualified deferred compensation amounts if such offset would subject the Participant to the additional tax imposed under Section 409A in respect of such offset Award or non-qualified deferred compensation amount.
(c)
Waiver of Claims. Each Participant who receives an Award recognizes and agrees that, before being selected by the Committee to receive an Award, such Participant has no right to any benefits under such Award. Accordingly, in consideration of the Participant’s receipt and acceptance of any Award hereunder, such Participant expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, or any amendment to the Plan or any Award Agreement (other than an amendment to the Award Agreement for which such Participant’s consent is expressly required by the express terms of the Award Agreement or the Plan).
(d)
No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of Shares which are subject to Awards hereunder until such shares have been issued or delivered to such Person.
(e)
Nature of Payments. Any and all grants of Awards and deliveries of cash, securities or other property under the Plan shall be in consideration of services performed or to be performed for the Company or any of its Subsidiaries or Affiliates by the Participant. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Participant. Only whole Shares shall be delivered under the Plan. Awards shall, to the extent reasonably practicable, be aggregated in order to eliminate any fractional Shares. Fractional Shares may, in the discretion of the Committee, be forfeited, settled in cash or rounded down to the next whole Share or otherwise as the Committee may determine. All grants and deliveries of Shares, cash, securities or other property under the Plan shall constitute a special discretionary incentive payment to the Participant and shall not be required to be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Participant, unless the Company specifically provides otherwise.
(f)
Shares Covered by the Plan. For purposes of Section 3 of the Plan, a Share will be considered to be “covered by” or “subject to” the Plan if (i) if it is available for issuance pursuant to the Plan but is not subject to an outstanding Award or (ii) it is subject to an outstanding Award. For purposes of Section 3 of the Plan, (A) an Option or Stock Appreciation Right that has been granted under the Plan will be considered to be an “outstanding” Award until it is exercised or terminates, is forfeited or canceled or otherwise expires by its terms, (B) a Restricted Stock Award or a Share that has been granted as an Award under the Plan that is subject to lapse restrictions or vesting conditions, as applicable, will be considered an “outstanding” Award until the restrictions lapse and the vesting conditions are satisfied or the Award terminates, is forfeited or canceled or otherwise expires unvested by its terms and (C) any Award or Other Stock-Based Award other than an

Option, Stock Appreciation Right, Restricted Stock Award or Share that is subject to vesting conditions, will be considered to be an “outstanding” Award until it is settled.
(g)
Non-Uniform Determinations. The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among Participants who receive, or Persons in the Employment of the Company, or any of its Subsidiaries or Affiliates who are eligible to receive, Awards under the Plan (whether or not such Persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations under Award Agreements and to enter into non-uniform and selective Award Agreements, including, without limitation, with respect to (i) the Persons to receive Awards, (ii) the terms and provisions of Awards and (iii) whether a Participant’s Employment has been terminated for purposes of the Plan.
(h)
No Third Party Beneficiaries. Except as expressly provided in the Plan or an Award Agreement, neither the Plan nor any Award Agreement shall confer on any Person other than the Company and the Participant receiving any Award any rights or remedies thereunder.
(i)
No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted under the Award Agreement or by action of the Committee in writing to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing such notice of election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.
(j)
No Section 83(i) Elections. No election under Section 83(i) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted under the Award Agreement or by action of the Committee in writing to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing such notice of election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(i) of the Code or other applicable provision.
(k)
Other Payments or Awards. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any Person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
(l)
Plan Headings. The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.
(m)
Severability. Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but the Plan shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
(n)
Participant Representations. The Company may require a Participant, as a condition to the grant or exercise of, or acquisition of Shares under, any Option or Stock Appreciation Right, (i) to give written representations satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters, and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and to give written representations satisfactory to the Company that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or Stock Appreciation Right, (ii) to give written representations satisfactory to the Company stating that the Participant is acquiring the Shares subject to the Option or Stock Appreciation Right for the Participant’s own account and not with any present intention of selling or otherwise distributing the Shares, and (iii) to give such other written representations as are deemed necessary or appropriate by the Company and its counsel. The foregoing requirements, and any representations given pursuant to such requirements, shall be inoperative if (A) the issuance of the Shares upon the exercise or acquisition of Shares under the applicable Option or Stock Appreciation Right has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Shares.
(o)
Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company or any of its Subsidiaries or Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.
(p)
Clawback; Forfeiture. Notwithstanding anything to the contrary contained herein, the Committee may, in its sole discretion, provide in an Award Agreement or other agreement with a Participant that the Committee may cancel such Award if the Participant has engaged in or engages in any Detrimental Activity. The Committee may, in its sole discretion, also provide in an Award Agreement or other agreement with a Participant that (i) if the Participant otherwise has engaged in or engages in any Detrimental Activity during Employment by the Company or any of its Subsidiaries or Affiliates or during any such period following the termination of Employment as designated by the Committee in the applicable Award Agreement or such other agreement between the Company and the Participant or otherwise determined by the Committee, and such activity is, or could reasonably be expected to be, injurious to the financial condition or business reputation of the Company or any of its Subsidiaries or Affiliates, the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company and (ii) if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), as determined by the Committee in good faith or by the Company’s independent auditors, then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.
(q)
Stockholders Agreement. All Shares issued in connection with the vesting, exercise or settlement of any Awards shall be subject to the Stockholders Agreement and all of the terms and conditions thereunder. To the extent requested by the Company, as a condition of the grant, vesting, exercise or settlement of an Award or the issuance of any Shares in connection therewith, the Company may require a Participant to execute any documentation it reasonably requests, including a joinder or similar agreement to the Stockholders Agreement, reflecting the provisions of this Section 20(q), in a form provided by the Company from time to time. To the extent there is any conflict between the terms of the Plan and the Stockholders Agreement, except as provided herein or in an Award Agreement, the Stockholders Agreement shall govern and control.
Exhibit A

Definitions

“Affiliate” means, with respect to any particular Person, any other Person controlling, controlled by or under common control with such Person. The term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person. The terms “controlled,” “controlling,” and “under common control with” have meanings correlative thereto.

“Award” means, individually or collectively, any Option, Stock Appreciation Right or Other Stock-Based Award (including any Restricted Stock Award or Restricted Stock Units) granted pursuant to the Plan.

“Award Agreement” means (i) any written agreement, contract or other instrument or document evidencing any Award, including any appendices or exhibits that may be attached thereto, which may, but need not, be executed or acknowledged by a Participant, or (ii) any Rollover Agreement.

“BCP Redbird” means BCP Redbird Aggregator L.P., a Delaware limited partnership.

“Blackstone Holders” has the meaning set forth in the Stockholders Agreement.

“Board” means the Company’s Board of Directors.

“Cause” has the meaning ascribed to such term in a Participant’s employment or service agreement, and if not so defined, or no such agreement exists, means any of the following: (i) a Participant’s theft, dishonesty or willful misconduct that materially and adversely affects the Company or any of its Subsidiaries, including Liftoff Mobile, Inc. (the “Company Group”); (ii) a Participant’s material failure to abide by the Company Group’s written code of conduct or other written policies, in either case that have been previously provided to a Participant, which failure could reasonably be expected to materially and adversely affect the Company Group; (iii) a Participant’s unauthorized use, misappropriation, destruction or diversion of any material tangible or intangible asset or corporate opportunity of the Company Group (including, without limitation, a Participant’s improper use or disclosure of the Company Group’s material confidential or proprietary information), in either case that could be reasonably be expected to cause material harm to the Company Group; (iv) a Participant’s repeated failure to perform any reasonable assigned duties (other than due to a Participant’s death or Disability) after written notice from the Company Group of, and a reasonable opportunity of 30 days to cure, such failure or inability, which failure or inability is not so cured within such 30-day time period; (v) any material breach by a Participant of any employment or service agreement between the Participant and any member of the Company Group (other than due to a Participant’s death or Disability), after written notice from the Board of, and a reasonable opportunity of 30 days to cure such breach, which breach is not cured within such 30-day time period; (vi) commission of a felony or other crime involving financial impropriety or moral turpitude; or (vii) any violation by a Participant of any law regarding employment discrimination or sexual harassment/misconduct, as reasonably determined by the Board, or any act by a Participant done on the basis of sex, age, race or other discrimination or harassment/sexual misconduct which subjects any member of the Company Group to payment or settlement of any amount.

“Change in Control” means (a) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, as a whole, to any “person” or “group” (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than BCP Redbird or its Affiliates or (b) any “person” or “group,” other than BCP Redbird or its Affiliates, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise and BCP Redbird (or such other Blackstone Holders designated thereby) ceases to have the right (whether by voting power, contract or otherwise) to control the Board.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, or any successor thereto. References in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

“Committee” mean the Compensation Committee of the Board (or a subcommittee thereof), or such other committee of the Board to which the Board has delegated power to act under or pursuant to the provisions of the Plan, and if no such Committee has been created, the Board, or, as the Board may determine in its sole discretion at any time and from time to time, the Board.

“Company” means Booster Parent Holdings, Inc., a Delaware corporation.

“Detrimental Activity” means any of the following: (i) any activity that results in the termination of the Participant’s Employment with the Company or any of its Subsidiaries for Cause or any resignation by the Participant at a time when grounds exist for a termination of the Participant’s Employment by the Company or any of its Subsidiaries for Cause; (ii) the breach of any confidentiality, non-competition, non-solicitation, non-disparagement or other similar restrictive covenants in any agreement with the Company or any of its Subsidiaries or Affiliates; or (iii) fraud or other intentional misconduct, directly or indirectly, contributing to any financial restatements or irregularities, in each case, as determined by the Committee in good faith.

“Disability” has the meaning ascribed to such term in a Participant’s employment or service agreement, and if not so defined, or if no such employment or service agreement exists, means if a Participant is in continuous employment or service with a member of the Company Group, the inability of a Participant to perform such Participant’s material duties, with or without reasonable accommodation, due to a physical or mental injury, infirmity or incapacity for the greater of 60 days in any 365-day period or the period of time required to qualify for long-term disability benefits under the Company’s long-term disability plan or policy, if any. Any question as to the existence, extent or potentiality of a Participant’s Disability upon which such Participant and the Company cannot agree shall be determined by a qualified, independent physician selected in good faith by the Company. The determination of any such physician shall be final and conclusive for all purposes of the Plan and any Award Agreement under the Plan.

“Effective Date” means the date the Board approves the Plan, or such later date as is designated by the Board.

“Employment” as used in the Plan and/or in an Award Agreement shall be deemed to refer to (i) a Participant’s employment if the Participant is an employee of the Company or any of its Subsidiaries or Affiliates, (ii) a Participant’s services as a consultant or independent contractor, if the Participant is a consultant to or independent contractor of the Company or any of its Subsidiaries or Affiliates and (iii) a Participant’s services as a non-employee director, if the Participant is a non-employee member of the Board. The Committee, in its sole discretion, shall exclusively determine the Employment status of a Participant.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

“Fair Market Value” as used in connection with the value of a Share means (i) if there is a public market for the Shares on the applicable date, the value for a Share implied by the average of the high and low closing bid prices of such Share during the immediately preceding ten trading days on the stock exchange on which the Share is principally trading or (ii) if there is no public market for the Shares on such date, the value for a Share as determined by the Board in good faith by reference to Sponsor’s most recent quarterly financial statements.

“Option” means an option to purchase Shares granted pursuant to Section 6 of the Plan and any Rollover Option.

“Option Price” means the exercise price or purchase price per Share under an Option, as determined pursuant to Section 6(a) and Section 6(b) of the Plan.

“Other Stock-Based Awards” means Awards granted pursuant to Section 8 of the Plan.

“Participant” means an employee, director, other service provider, or independent contractor of the Company or any of its Subsidiaries or Affiliates who is selected by the Committee to participate in the Plan.

“Plan” means this Booster Parent Holdings, Inc. 2021 Stock Incentive Plan, as it may be amended or supplemented from time to time, including any appendices or exhibits that may be attached thereto.

“Public Offering” means a sale of Shares to the public in an offering pursuant to an effective registration statement filed with the SEC pursuant to the Securities Act, as then in effect, provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

“Restricted Stock Award” means a Share of restricted stock granted pursuant to Section 8 of the Plan.

“Restricted Stock Unit” means restricted stock units granted pursuant to Section 8 of the Plan.

“Rollover Option” means Options held by a Participant pursuant to a Rollover Agreement.

“Section 409A” means Section 409A of the Code.

“Shares” means shares of the Class A Common Stock, par value $0.0001, Class B Common Stock, par value $0.0001, as applicable, including, without limitation, any such shares acquired by the Participant issuable or issued upon the exercise of an Option.

“Sponsor” means investment funds affiliated with The Blackstone Group Inc. and its Affiliates.

“Stock Appreciation Right” or “SAR” means a stock appreciation right granted pursuant to Section 7 of the Plan.

“Stockholders Agreement” means the Stockholders Agreement, dated as of March 17, 2021, by and among the Company and the parties thereto set forth therein, as it may be amended and/or restated from time to time.

“Subsidiary” means any corporation, limited liability company, partnership or other entity with respect to which another specified entity has the power to vote or direct the voting of sufficient securities to elect directors (or comparable authorized persons of such entity) having a majority of the voting power of the board of directors (or comparable governing body) of such entity.